AMENDMENT THIRTEEN TO
THIRD RESTATED REVOLVING CREDIT LOAN AGREEMENT
This Amendment Thirteen to Third Restated Revolving Credit Loan Agreement (this “Amendment”), dated as of October 24, 2019 (the “Effective Date”), is entered into by and among AAON, INC., an Oklahoma corporation (“AAON”), and AAON COIL PRODUCTS, INC., a Texas corporation (“ACP” and, together with AAON, collectively, “Borrowers,” and each individually, a “Borrower”), and BOKF, NA dba Bank of Oklahoma (“Lender”).
RECITALS
A.Borrowers and Lender are parties to that certain Third Restated Revolving Credit Loan Agreement dated as of July 30, 2004, as amended July 30, 2005, July 30, 2006, July 30, 2007, July 30, 2008, July 30, 2009, July 30, 2010, July 30, 2011, July 29, 2012, July 28, 2013, July 25, 2014, July 27, 2016, and July 26, 2018 (as so amended and as it may hereafter be further amended, modified, supplement or restated, the “Loan Agreement”), pursuant to which Lender has established a $30,000,000 revolving credit loan in favor of Borrowers.

B.ACP desires to enter into a New Markets Tax Credit allocation under Section 45D of the Internal Revenue Code to fund an expansion of its manufacturing and warehousing operations in Longview, Texas (the “NMTC Financing”). Under the proposed NMTC Financing, ACP will incur $23,000,000 of additional indebtedness, and AAON, Inc., a Nevada corporation (“AAON Nevada”), will guaranty ACP’s obligations under the NMTC financing.

C.Borrowers have requested that Lender consent to the NMTC Financing, including the additional indebtedness and guaranties to be delivered thereunder, and Lender has agreed to such request, subject to the terms and conditions set forth in this Amendment.

AGREEMENT
For valuable consideration received, Borrowers and Lender agree to amend the Loan Agreement as follows:
1.DEFINITIONS. Capitalized terms used in this Amendment (including capitalized terms used in the Recitals above) that are not otherwise defined herein have the respective meanings assigned to them in the Loan Agreement.

2.CONSENT TO NMTC FINANCING. Notwithstanding anything to the contrary in the Loan Agreement, including Section 6.2 (Debt) and Section 6.7 (Guaranties, etc.), the Lender hereby consents to NMTC Financing, including (i) the incurrence by ACP of $23,000,000 in additional Debt and (ii) the guaranty to be delivered by AAON Nevada whereby it will become contingently liable for ACP’s obligations under the NMTC Financing.

3.OTHER AMENDMENTS TO LOAN AGREEMENT.

3.1. New Definitions. The following definitions are hereby added to Article 1 of the Loan Agreement, reading in their entirety as follows:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §§ 1 et seq.), as amended from time to time, and any successor statute.
“Swap Agreement” means, any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act, including any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Borrower or any of its subsidiaries shall be a “Swap Agreement”.
3.2. Amended Definition. The definition of “Daily Floating LIBOR Rate” appearing in Section 1.26B of the Loan Agreement is hereby amended in its entirety as follows:

“Daily Floating LIBOR Rate” means a rate (expressed to the fifth decimal place) equal to (i) the rate of interest which is identified and normally published by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for United States dollars) for loans in United States dollars for thirty (30) day periods as of 11:00 a.m. (London time), on the last day of each month (or if such day is not a Business Day, the next succeeding Business day) plus (ii) the maximum reserve requirement, if any, then imposed under Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereto) for “Eurocurrency Liabilities” (as defined therein); provided, however, that if the Daily Floating LIBOR Rate determined as provided above shall be less than zero, the Daily Floating LIBOR Rate shall be deemed to be zero for the purposes of this Agreement; provided further, however, that if Borrower and Bank have entered into a Swap Agreement in relation to the interest rate in respect of this Agreement, then the Daily Floating LIBOR Rate shall be as determined, irrespective if such determination is less than zero. Notwithstanding the foregoing, if at any time Bank determines (which determination shall be conclusive absent manifest error) that (i) ICE Benchmark Administration no longer reports the Daily Floating LIBOR Rate, (ii) the Daily Floating LIBOR Rate is no longer a widely recognized benchmark rate for newly originated loans in the U.S. commercial or syndicated loan market, (iii) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any governmental authority having or purporting to have jurisdiction over Bank has made a public statement identifying a specific date after which the Daily Floating LIBOR Rate shall no longer be used for determining interest rates for loans in the U.S. commercial or syndicated loan market, or (iv) Bank determines in good faith that the rate so reported no longer accurately reflects the rate available to Bank in the London Interbank Market or if such index no longer exists or accurately reflects the rate available to Bank in the London Interbank Market, then Bank may select a establish a replacement interest rate, including any necessary adjustments to any applicable margin (the “Replacement Rate”), in which case, the Replacement Rate shall replace the Daily Floating LIBOR Rate and such applicable interest rate for all purposes under this Agreement and the other Loan Documents unless and until (A) an event described in the paragraph appearing after the definitions in Article 1 or clauses (i) through (iv) above occurs with respect to the Replacement Rate or (B) Bank notifies Borrower that the Replacement Rate does not adequately and fairly reflect the cost to the Bank of funding the loans bearing interest at the Replacement Rate. In connection with the establishment and application of the Replacement Rate, and notwithstanding anything to the contrary as may be set forth in Section 9.1, this Agreement and the other Loan Documents shall be amended as may be necessary or appropriate, in the opinion of the Bank, to effect the above provisions and the implementation of the Replacement Rate and, without limitation of any further assurances obligation by Borrower, Borrower consents to any such necessary or appropriate amendments.
3.3. Interest Rate. A new paragraph is hereby added to Article 1 of the Loan Agreement, after all definitions, reading in its entirety as follows:

The interest rate on Floating Rate Loans is determined by reference to the Daily Floating LIBOR Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administration, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on LIBOR Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate is no longer available or in certain other circumstances as set forth in the definition of “Daily Floating LIBOR Rate,” Bank will notify Borrower in advance of any change to the reference rate upon which the interest rate on Floating Rate Loans is based inclusive of any corresponding change to any applicable margin. However, Bank does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “Daily Floating LIBOR Rate” or with respect to any Replacement Rate, including without limitation, whether the composition or characteristics of any such Replacement Rate, as it may or may not be adjusted, will be similar to, or produce the same value or economic equivalence of, the Daily Floating LIBOR Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.
3.4. Event of Default. Section 8.1.4 of the Loan Agreement, which provides for an Event of Default if Norman H. Asbjornson shall own less than 25% of the common stock of AAON Nevada, is hereby amended in its entirety to read as follows:

8.1.4 [Intentionally omitted.]

3.5. Waiver of Any Initial Default or Matured Default. The Lender hereby waives any Initial Default or Matured Default arising from any non-compliance with Section 8.1.4 prior to the Effective Date. This waiver is limited as set forth in the foregoing sentence, and does not extend to any other Initial Default or Matured Default that may have occurred or be continuing as of the Effective Date.
4.CONDITIONS. The effectiveness of this Amendment is subject to satisfaction of the following.

4.1. Amendment Documents. The following documents shall have been duly executed and delivered to the Lender, each in form and substance satisfactory to the Lender (collectively, the “Amendment Documents”):

4.1.1. This Amendment (including the Ratification of Guarantor attached hereto); and

4.1.2. Any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

4.2. No Default. No Initial Default or Matured Default shall have occurred and be continuing under the Loan Agreement or any other Loan Documents or will result from the execution of or performance under this Amendment or any of the other Amendment Documents executed pursuant hereto.

4.3. Legal Matters. All legal matters relating to this Amendment and the transactions contemplated hereby shall be satisfactory to Lender and its legal counsel.

5.REPRESENTATIONS AND WARRANTIES.

5.1. Reaffirmation. Each Borrower confirms that all representations and warranties made by it in the Loan Agreement (as amended hereby) are, and as of the Effective Date (after giving effect to the transactions contemplated hereby) will be, true and correct in all material respects, and all of such representations and warranties are hereby remade and restated as of the Effective Date and shall survive the execution and delivery of this Amendment.

5.2. Additional Representations and Warranties. Each Borrower further represents and warrants to the Lender that:

5.2.1. Each Borrower has the requisite power and authority and has been duly authorized to execute, deliver and perform its obligations under the Amendment Documents, the Loan Agreement (as amended by this Amendment) and the other Loan Documents to which it is a party.

5.2.2. The Amendment Documents, the Loan Agreement (as amended by this Amendment) and the other Loan Documents to which any Borrower is a party are valid and legally binding obligations of the Borrowers, enforceable against each Borrower in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally.

5.2.3. The execution, delivery and performance of the Amendment Documents, the Loan Agreement (as amended by this Amendment) and the other Loan Documents to which any Borrower is a party by the Borrowers do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the organizational and operating agreements and documents of either Borrower, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which either Borrower is subject or by which the assets and property of either Borrower is bound or affected, (b) result in the creation or imposition of any lien on any assets or property now or hereafter owned by either Borrower pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which either Borrower is a party, other than liens in favor of Lender, (c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any governmental agency or authority or, to the extent any such consent or other action may be required, it has been validly procured or duly taken, or (d) result in the occurrence of an event materially adversely affecting the validity or enforceability of any rights or remedies of Lender or either Borrower’s ability to perform its obligations under the Loan Agreement and any other Loan Document.

5.2.4. The audited consolidated financial statements of the Guarantor for the twelve months ended December 31, 2018, copies of which have been furnished to the Lender, have been prepared in accordance with GAAP, are correct and complete and present fairly in all material respects the consolidated financial position of the Guarantor, and the financial position of each Borrower, as at the date thereof and for the period then ended in accordance with GAAP. No material adverse change has occurred in the financial condition of either Borrower or the Guarantor from the effective date of such financial statements to the date hereof. Neither Borrower nor the Guarantor has any contingent obligations, unusual or long-term commitments, unrealized or anticipated losses from any unfavorable commitment or liabilities for taxes not reflected in the foregoing financial statements or otherwise disclosed to the Lender which are individually or in the aggregate substantial in relation to the financial condition of either Borrower.

5.2.5. There is no action, suit or other legal proceeding against or investigation of either Borrower or the Guarantor, pending or, to the knowledge of the Borrowers after due and diligent investigation, threatened or contemplated, which questions the validity of any of the Loan Documents or any of the Amendment Documents, or which, if adversely decided, could reasonably be expected to have a material adverse effect.

5.2.6. No Initial Default or Matured Default currently exists or would exist after giving effect to the transactions contemplated by this Amendment.

6.MISCELLANEOUS.

6.1. Effect of Amendment. The terms of this Amendment shall be incorporated into and form a part of the Loan Agreement. Except as amended, modified and supplemented by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its stated terms, all of which are hereby reaffirmed, confirmed and restated in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Loan Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the Loan Agreement appearing in any of the Loan Documents shall hereafter be deemed references to the Loan Agreement as amended, modified and supplemented by this Amendment. This Amendment supersedes any prior or contemporaneous discussions, representations or agreements, oral or written, concerning the subject matter of this Amendment.

6.2. Ratification by Borrowers. Each Borrower hereby (i) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party, (ii) agrees that the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party remain in full force and effect, and (iii) represents that each representation and warranty set forth in the Loan Agreement (as amended hereby) and all other Loan Documents to which it is a party remain true, correct and accurate as of the Effective Date, and are hereby restated.

6.3. Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

6.4. Governing Law. This Amendment and all other Amendment Documents and all matters relating hereto or thereto or arising therefrom (whether sounding in contract law, tort law or otherwise), shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Oklahoma, without regard to conflicts of laws principles.

6.5. Reimbursement of Expenses. Borrower agrees to pay the reasonable costs, expenses and fees, including without limitation reasonable legal fees and out-of-pocket expenses of Conner & Winters, LLP, counsel to the Lender, incurred by the Lender in connection herewith.

6.6. Release of Lender. In consideration of the amendments contained herein, each Borrower hereby waives and releases the Lender (and its employees, loan participants, agents attorneys, officers, directors, partners, successors and assigns) from any and all claims, damages, expenses, liabilities, disputes, defenses and setoffs of any and every character, known or unknown, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby accruing or arising on or before the date hereof (collectively, the “Released Matters”). Each Borrower represents and warrants to the Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest they have or may have in any Released Matter to any other individual or entity and that the foregoing constitutes a full and complete release of the Released Matters. Each Borrower acknowledges that it has consulted by legal counsel of its choice and that it has voluntarily and without coercion or duress of any kind entered into this Amendment.

6.7 No Course of Dealing. This Amendment shall not establish a course of dealing or be construed or relied upon as evidence of any willingness on the Lender’s part to grant or extend additional credit or grant other or future renewals, waivers, consents or amendments, should any be requested.

6.8. Entire Agreement. This Amendment reflects the entire understanding of the parties with respect to the subject matter hereof.

6.9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery by any party of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or portable document format (pdf) shall be effective as delivery of a manually executed counterpart hereof.
IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment to be duly executed in multiple counterparts, each of which shall be considered an original, effective as of the date first above written.
“Borrowers”:

AAON, INC., an Oklahoma corporation

By /s/ Norman H. Asbjornson
_______________________
Norman H. Asbjornson, CEO

AAON COIL PRODUCTS, INC., a Texas
corporation

By /s/ Norman H. Asbjornson
________________________
Norman H. Asbjornson, CEO

“Lender”:

BOKF, NA dba Bank of Oklahoma

By /s/ Timberly Harding
_______________________
Timberly Harding, Vice President

Signature Page to Amendment Twelve to
Third Amended and Restated Revolving Credit Loan Agreement
RATIFICATION BY GUARANTOR
As a material inducement for the Lender to enter into the above and foregoing Amendment Thirteen to Third Restated Revolving Credit Loan Agreement dated effective October 24, 2019 (the “Amendment”), to which this Ratification is affixed, the undersigned Guarantor hereby (i) consents to the Amendment, (ii) ratifies, affirms and restates its obligations under, and acknowledges, renews and extends its continued liability under, the Guaranty Agreement of Guarantor dated July 1, 1996 (the “Guaranty”), as to all obligations of the Borrowers, (iii) confirms that, after giving effect to the amendments provided for in the Amendment, the Guaranty remains in full force and effect in accordance with its stated terms, (iv) represents that each representation and warranty set forth in the Guaranty remains true, correct and accurate as of the Effective Date, each of which is hereby restated as if fully set forth in this Ratification, and (v) acknowledges and agrees that nothing in the Amendment shall affect or impair any rights, remedies or powers which Lender may have under any of the Loan Documents, including without limitation the Guaranty.
In consideration of the amendments contained in the Amendment, the undersigned Guarantor hereby waives and releases the Lender (and its employees, loan participants, agents attorneys, officers, directors, partners, successors and assigns) from any and all claims, damages, expenses, liabilities, disputes, defenses and setoffs of any and every character, known or unknown, with respect to the Loan Agreement and the other Loan Documents and the transactions contemplated thereby accruing or arising on or before the date hereof (collectively, the “Released Matters”). The Guarantor represents and warrants to the Lender that it has purported to transfer, assign or otherwise convey any right, title or interest they have or may have in any Released Matter to any other individual or entity and that the foregoing constitutes a full and complete release of the Released Matters. Guarantor acknowledges that it has consulted by legal counsel of its choice and that it has voluntarily and without coercion or duress of any kind entered into this Ratification.
AAON, INC., a Nevada corporation

By /s/ Norman H. Asbjornson
_______________________
Norman H. Asbjornson, CEO